UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

        Date of fiscal year end: December 31

Date of reporting period: 9/28/2012

Item 1. Schedule of Investments.

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Asset-Backed Securities–9.2%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$1,460,000	$1,470,714
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.721%, 3/15/16[2]	3,355,000	3,357,786
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. A1, 1.96%, 1/15/14[1]	685,624	685,676
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	3,644,268	3,647,688
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	1,995,000	2,143,585
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15	2,800,000	2,909,768
Series 2010-2, Cl. D, 6.24%, 6/8/16	1,670,000	1,808,380
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	720,000	767,731
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. B, 2.33%, 3/8/16	2,817,000	2,866,014
Series 2011-2, Cl. D, 4%, 5/8/17	3,440,000	3,572,283
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	3,995,000	4,185,603
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	2,760,000	2,978,175
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	2,765,000	2,967,894
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	4,505,000	4,627,700

1	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]	$1,760,000	$1,914,344
Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	2,975,000	3,057,442
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]	5,870,000	6,039,981
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	427,179	448,168
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	460,000	472,945
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	4,790,000	5,223,548
CPS Auto Trust, Automobile Receivable Nts.:
Series 2012-B, Cl. A, 3.09%, 9/1/19[1]	3,702,738	3,718,811
Series 2012-C, Cl. A, 2.26%, 12/16/19[1]	1,330,000	1,331,180
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	1,675,000	1,687,253
Series 2012-2A, Cl. A, 2.35%, 3/15/20[1]	1,025,000	1,025,564
Series 2012-2A, Cl. B, 5.45%, 9/15/20[1]	510,000	507,052
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	2,440,000	2,500,966
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	3,420,000	3,427,459
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	850,000	850,665
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[1]	2,775,000	2,817,162
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]	1,864,566	1,865,945
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[1]	365,000	366,002
Series 2012-2, Cl. D, 4.35%, 3/15/19[1]	860,000	863,495
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	415,000	415,304

2	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	$1,682,593	$1,686,148
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	1,635,000	1,635,333
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	666,158	666,207
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	2,900,000	2,961,970
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.571%, 3/15/16[2]	2,900,000	2,919,558
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[1]	2,155,000	2,197,210
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	2,950,000	2,994,712
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	3,070,000	3,127,312
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	2,880,000	2,945,219
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	1,895,000	1,950,913
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	1,994,285	2,002,162
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	1,638,300	1,647,507
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	3,550,000	3,657,272
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	1,813,722	1,817,532
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	1,045,000	1,045,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,775,000	1,775,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,280,000	1,280,000
Series 2012-1, Cl. D, 3.12%, 3/15/18	895,000	894,937

3	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	$1,095,960	$1,097,741
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[1,2]	1,045,000	1,045,124
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[1]	1,685,000	1,690,367
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	1,240,000	1,249,234

Total Asset-Backed Securities (Cost $117,420,872)		118,808,741
Mortgage-Backed Obligations–67.0%
Government Agency–54.7%
FHLMC/FNMA/FHLB/Sponsored–54.3%
Federal Home Loan Mortgage Corp.:
3.50%, 10/1/42[4]	18,075,000	19,385,438
5.50%, 9/1/39	5,785,796	6,377,006
6%, 5/15/18-11/1/37	1,495,674	1,644,917
6.50%, 4/15/18-4/1/34	1,655,542	1,836,888
7%, 7/15/21-10/1/37	7,289,960	8,709,655
8%, 4/1/16	117,623	126,326
9%, 4/14/17-5/1/25	47,374	54,824
12.50%, 5/15/14	66	67
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	13,068	15,059
Series 1590, Cl. IA, 1.30%, 10/15/23[2]	1,911,486	1,957,819
Series 2034, Cl. Z, 6.50%, 2/15/28	14,270	16,438
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,980,340	2,291,649
Series 2046, Cl. G, 6.50%, 4/15/28	1,152,571	1,326,167
Series 2053, Cl. Z, 6.50%, 4/15/28	15,258	17,562
Series 2063, Cl. PG, 6.50%, 6/15/28	999,046	1,150,170
Series 2145, Cl. MZ, 6.50%, 4/15/29	364,152	416,784
Series 2148, Cl. ZA, 6%, 4/15/29	585,927	663,523
Series 2195, Cl. LH, 6.50%, 10/15/29	888,738	1,025,483
Series 2326, Cl. ZP, 6.50%, 6/15/31	256,165	296,592
Series 2341, Cl. FP, 1.121%, 7/15/31[2]	433,336	443,710
Series 2399, Cl. PG, 6%, 1/15/17	283,958	303,542
Series 2423, Cl. MC, 7%, 3/15/32	1,355,067	1,605,433
Series 2453, Cl. BD, 6%, 5/15/17	273,810	293,988
Series 2461, Cl. PZ, 6.50%, 6/15/32	2,194,649	2,546,844
Series 2463, Cl. F, 1.221%, 6/15/32[2]	2,370,186	2,431,002
Series 2500, Cl. FD, 0.721%, 3/15/32[2]	147,016	148,835
Series 2526, Cl. FE, 0.621%, 6/15/29[2]	194,779	196,373
Series 2551, Cl. FD, 0.621%, 1/15/33[2]	409,578	413,236

4	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2676, Cl. KY, 5%, 9/15/23	$3,166,558	$3,477,830
Series 3025, Cl. SJ, 23.941%, 8/15/35[2]	469,201	715,316
Series 3822, Cl. JA, 5%, 6/1/40	3,639,080	3,809,225
Series 3848, Cl. WL, 4%, 4/1/40	3,241,960	3,462,550
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.048%, 4/1/27[5]	817,660	184,724
Series 192, Cl. IO, 12.469%, 2/1/28[5]	98,053	20,481
Series 206, Cl. IO, 10.355%, 12/1/29[5]	140,925	35,151
Series 2129, Cl. S, 15.811%, 2/15/29[5]	1,055,327	225,375
Series 2130, Cl. SC, 51.495%, 3/15/29[5]	301,471	68,397
Series 2134, Cl. SB, 62.137%, 3/15/29[5]	305,879	66,801
Series 2422, Cl. SJ, 56.087%, 1/15/32[5]	1,180,426	245,543
Series 243, Cl. 6, 0.119%, 12/15/32[5]	746,562	157,544
Series 2493, Cl. S, 68.814%, 9/15/29[5]	80,335	19,572
Series 2531, Cl. ST, 99.999%, 2/15/30[5]	97,121	638
Series 2601, Cl. GS, 33.068%, 11/15/17[5]	751,165	37,417
Series 2796, Cl. SD, 66.877%, 7/15/26[5]	482,947	105,026
Series 2802, Cl. AS, 79.46%, 4/15/33[5]	506,645	27,203
Series 2920, Cl. S, 66.138%, 1/15/35[5]	1,905,260	376,310
Series 2922, Cl. SE, 10.691%, 2/15/35[5]	1,560,748	344,162
Series 3005, Cl. WI, 13.625%, 7/15/35[5]	4,179,216	441,953
Series 3201, Cl. SG, 10.301%, 8/15/36[5]	4,463,181	859,934
Series 3450, Cl. BI, 13.334%, 5/15/38[5]	8,499,511	1,516,502
Series 3606, Cl. SN, 9.161%, 12/15/39[5]	2,421,894	397,966
Series 3662, Cl. SM, 26.186%, 10/15/32[5]	6,894,946	1,049,647
Series 3736, Cl. SN, 7.59%, 10/15/40[5]	17,259,157	2,988,615
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.808%, 6/1/26[6]	110,999	95,234
Federal National Mortgage Assn.:
2.50%, 10/1/27[4]	86,720,000	91,164,400
3.50%, 11/1/42[4]	106,410,000	113,875,327
4.50%, 10/1/27-10/1/42[4]	84,645,000	91,609,919
5.50%, 12/25/18	3,100	3,372
5.50%, 10/1/27-10/1/42[4]	23,518,500	25,754,906
6%, 5/25/20	415,903	443,586
6%, 10/1/42[4]	6,795,000	7,503,168
6.50%, 6/25/17-11/25/31	9,373,206	10,644,885
7%, 9/25/14-4/1/34	4,404,440	5,163,554
7.50%, 1/1/33-8/25/33	4,908,154	5,973,200

5	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
8.50%, 7/1/32	$17,213	$21,459
Federal National Mortgage Assn., 15 yr.: 3%, 10/1/27[4]	115,345,000	122,301,745
3.50%, 10/1/27[4]	8,000,000	8,515,000
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[4]	56,775,000	61,183,936
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22	98	98
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23	332,825	373,029
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	273,007	312,198
Trust 1996-35, Cl. Z, 7%, 7/25/26	87,959	102,637
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	552,239	636,254
Trust 1998-61, Cl. PL, 6%, 11/25/28	709,271	803,152
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,074,472	1,235,731
Trust 1999-60, Cl. PG, 7.50%, 12/25/29	4,429,971	5,233,902
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,137,640	1,321,053
Trust 2002-10, Cl. FB, 0.717%, 3/25/17[2]	92,705	93,423
Trust 2002-16, Cl. PG, 6%, 4/25/17	533,013	573,479
Trust 2002-2, Cl. UC, 6%, 2/25/17	325,392	347,909
Trust 2002-56, Cl. FN, 1.217%, 7/25/32[2]	631,960	648,449
Trust 2003-130, Cl. CS, 13.667%, 12/25/33[2]	3,438,447	4,345,427
Trust 2003-21, Cl. FK, 0.617%, 3/25/33[2]	191,851	193,552
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	1,492,000	1,648,677
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,383,039	1,476,684
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	5,073,000	5,591,882
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	10,000,000	11,369,420
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	3,095,397
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	1,160,462	1,261,903
Trust 2006-50, Cl. SK, 23.406%, 6/25/36[2]	1,191,462	1,976,195
Trust 2009-36, Cl. FA, 1.157%, 6/25/37[2]	2,969,376	3,018,583
Trust 2009-37, Cl. HA, 4%, 4/1/19	3,328,022	3,524,027
Trust 2009-70, Cl. PA, 5%, 8/1/35	2,335,253	2,360,567
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,487,090	1,601,814
Trust 2011-3, Cl. KA, 5%, 4/1/40	3,143,807	3,433,422

6	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 43.908%, 3/17/31[5]	$455,623	$89,219
Trust 2001-61, Cl. SE, 33.055%, 11/18/31[5]	555,296	120,550
Trust 2001-65, Cl. S, 32.93%, 11/25/31[5]	1,217,874	246,991
Trust 2001-78, Cl. JS, 0%, 8/25/41[5,7]	6,580,607	1,141,475
Trust 2001-81, Cl. S, 25.784%, 1/25/32[5]	169,752	33,447
Trust 2002-12, Cl. SB, 40.99%, 7/25/31[5]	271,166	58,366
Trust 2002-2, Cl. SW, 49.404%, 2/25/32[5]	325,050	65,073
Trust 2002-38, Cl. SO, 53.802%, 4/25/32[5]	150,932	33,147
Trust 2002-41, Cl. S, 69.806%, 7/25/32[5]	1,527,892	291,382
Trust 2002-47, Cl. NS, 33.832%, 4/25/32[5]	495,674	98,217
Trust 2002-5, Cl. SD, 63.439%, 2/25/32[5]	277,086	62,244
Trust 2002-51, Cl. S, 35.334%, 8/25/32[5]	455,124	90,181
Trust 2002-52, Cl. SD, 42.292%, 9/25/32[5]	601,497	119,652
Trust 2002-60, Cl. SM, 99.999%, 8/25/32[5]	1,801,314	339,602
Trust 2002-60, Cl. SY, 3.424%, 4/25/32[5]	1,582,987	51,094
Trust 2002-64, Cl. SD, 14.391%, 4/25/27[5]	601,887	145,855
Trust 2002-7, Cl. SK, 32.02%, 1/25/32[5]	1,060,384	219,085
Trust 2002-75, Cl. SA, 30.423%, 11/25/32[5]	967,825	160,882
Trust 2002-77, Cl. BS, 27.817%, 12/18/32[5]	1,934,923	330,791
Trust 2002-77, Cl. IS, 48.702%, 12/18/32[5]	257,143	61,145
Trust 2002-77, Cl. JS, 22.667%, 12/18/32[5]	1,770,324	300,741
Trust 2002-77, Cl. SA, 25.26%, 12/18/32[5]	1,713,380	289,615

7	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2002-77, Cl. SH, 40.495%, 12/18/32[5]	$251,868	$55,415
Trust 2002-84, Cl. SA, 38.428%, 12/25/32[5]	258,044	43,417
Trust 2002-89, Cl. S, 54.959%, 1/25/33[5]	2,201,288	493,258
Trust 2002-9, Cl. MS, 31.649%, 3/25/32[5]	14,809	3,109
Trust 2002-90, Cl. SN, 32.699%, 8/25/32[5]	1,638,958	308,974
Trust 2002-90, Cl. SY, 39.31%, 9/25/32[5]	820,307	158,179
Trust 2003-14, Cl. OI, 19.165%, 3/25/33[5]	3,580,574	822,650
Trust 2003-26, Cl. IK, 6.725%, 4/25/33[5]	1,158,504	240,219
Trust 2003-33, Cl. SP, 30.709%, 5/25/33[5]	1,630,461	267,455
Trust 2003-4, Cl. S, 32.126%, 2/25/33[5]	500,867	96,865
Trust 2003-52, Cl. NS, 45.884%, 6/25/23[5]	7,375,502	1,119,508
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	723,828	18,647
Trust 2004-54, Cl. DS, 51.34%, 11/25/30[5]	126,134	26,744
Trust 2004-56, Cl. SE, 16.902%, 10/25/33[5]	2,080,334	378,548
Trust 2005-12, Cl. SC, 14.171%, 3/25/35[5]	796,181	169,377
Trust 2005-40, Cl. SA, 57.888%, 5/25/35[5]	1,125,815	223,023
Trust 2005-5, Cl. SD, 12.539%, 1/25/35[5]	3,295,704	631,346
Trust 2005-6, Cl. SE, 72.08%, 2/25/35[5]	1,622,283	333,428
Trust 2005-71, Cl. SA, 64.35%, 8/25/25[5]	1,891,891	286,089
Trust 2005-93, Cl. SI, 99.999%, 10/25/35[5]	1,896,304	294,205
Trust 2006-53, Cl. US, 15.202%, 6/25/36[5]	157,126	22,534
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[5]	9,431,586	2,223,182
Trust 2008-46, Cl. EI, 14.595%, 6/25/38[5]	8,670,971	1,558,243
Trust 2008-55, Cl. SA, 22.345%, 7/25/38[5]	4,072,568	605,439
Trust 2009-8, Cl. BS, 21.865%, 2/25/24[5]	4,553,444	466,825

8	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 222, Cl. 2, 26.031%, 6/1/23[5]	$824,157	$162,356
Trust 247, Cl. 2, 48.106%, 10/1/23[5]	84,744	19,069
Trust 252, Cl. 2, 39.493%, 11/1/23[5]	816,449	180,044
Trust 254, Cl. 2, 34.073%, 1/1/24[5]	1,486,198	319,979
Trust 2682, Cl. TQ, 99.999%, 10/15/33[5]	2,075,150	468,379
Trust 2981, Cl. BS, 99.999%, 5/15/35[5]	3,701,510	727,359
Trust 301, Cl. 2, 1.361%, 4/1/29[5]	437,661	88,560
Trust 303, Cl. IO, 8.27%, 11/1/29[5]	70,312	16,646
Trust 319, Cl. 2, 2.963%, 2/1/32[5]	356,810	70,623
Trust 320, Cl. 2, 11.639%, 4/1/32[5]	5,573,924	1,321,510
Trust 321, Cl. 2, 4.394%, 4/1/32[5]	1,017,429	204,722
Trust 324, Cl. 2, 0.90%, 7/1/32[5]	480,333	96,854
Trust 331, Cl. 9, 2.576%, 2/1/33[5]	3,215,342	629,884
Trust 334, Cl. 14, 12.066%, 2/1/33[5]	2,892,225	555,359
Trust 334, Cl. 15, 7.114%, 2/1/33[5]	2,090,726	387,552
Trust 334, Cl. 17, 13.707%, 2/1/33[5]	111,863	21,768
Trust 339, Cl. 12, 0%, 7/1/33[5,7]	2,822,971	496,496
Trust 339, Cl. 7, 18.548%, 7/1/33[5]	3,020,534	392,728
Trust 343, Cl. 13, 0%, 9/1/33[5,7]	2,926,957	402,853
Trust 343, Cl. 18, 8.494%, 5/1/34[5]	1,941,706	256,795
Trust 345, Cl. 9, 49.282%, 1/1/34[5]	1,559,848	185,822
Trust 351, Cl. 10, 3.541%, 4/1/34[5]	1,201,512	159,642
Trust 351, Cl. 8, 4.991%, 4/1/34[5]	1,941,287	268,339
Trust 356, Cl. 10, 18.005%, 6/1/35[5]	1,539,972	204,674
Trust 356, Cl. 12, 22.03%, 2/1/35[5]	762,834	97,113
Trust 362, Cl. 13, 7.433%, 8/1/35[5]	1,854,624	275,712
Trust 364, Cl. 16, 12.763%, 9/1/35[5]	2,674,001	381,665
Trust 365, Cl. 16, 3.063%, 3/1/36[5]	2,165,146	343,231
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.21%, 9/25/23[6]	263,971	246,795

		701,339,729
GNMA/Guaranteed–0.4%
Government National Mortgage Assn.:
1.625%, 8/8/25-7/1/27[2]	12,459	12,902
8.50%, 8/1/17-12/15/17	69,633	74,703
10.50%, 12/29/17	6,208	6,388
11%, 11/8/19	9,605	10,423
12%, 5/29/14	43	43

9	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 81.634%, 1/16/27[5]	$614,236	$126,557
Series 2002-15, Cl. SM, 78.508%, 2/16/32[5]	684,347	155,228
Series 2002-41, Cl. GS, 48.829%, 6/16/32[5]	478,604	106,629
Series 2002-76, Cl. SY, 81.916%, 12/16/26[5]	338,153	78,085
Series 2004-11, Cl. SM, 71.057%, 1/17/30[5]	131,121	33,480
Series 2007-17, Cl. AI, 22.033%, 4/16/37[5]	3,597,596	811,271
Series 2011-52, Cl. HS, 9.436%, 4/16/41[5]	10,675,107	3,085,514

		4,501,223
Non-Agency–12.3%
Commercial–7.1%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.054%, 4/14/29[5]	2,728,528	116,186
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	5,399,000	6,268,736
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.893%, 6/1/49[2]	2,460,000	2,837,504
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.532%, 6/1/47[2]	2,518,308	2,107,753
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[2]	2,880,000	3,173,823
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[3,5,7]	1,032,509	50,465

10	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	$705,369	$719,845
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	1,014,694	797,343
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	215,501	219,658
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,310,000	3,789,900
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.899%, 9/1/20[1,5]	26,301,022	1,650,271
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	1,920,300	1,853,834
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	2,111,630	1,446,669
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	5,265,000	6,179,054
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	1,788,039	1,838,577
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	2,739,112	2,947,991
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,835,465	1,813,668
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.96%, 11/1/35[2]	3,605,641	3,001,040
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	3,980,000	4,127,445

11	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	$183,917	$190,241
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	945,000	1,094,086
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	2,100,710	2,139,472
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49[2]	5,100,000	5,934,998
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	3,051,118	2,825,772
JPMorgan, Re-securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[1,2]	2,867,877	1,982,717
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	670,786	677,990
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	5,595,000	6,659,060
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 29.284%, 2/18/30[5]	1,587,688	22,473
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	74,931	67,239
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	2,800,000	3,059,008
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates: Series 2007-IQ15, Cl. A4, 6.076%, 6/1/49[2]	1,600,000	1,891,466
Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[2]	3,115,000	3,293,544

12	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]	$25,445,302	$30,992
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.402%, 5/1/36[2]	1,721,699	1,403,499
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.876%, 7/1/37[2]	3,467,403	2,664,663
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	1,640,000	1,895,278
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	87,301	87,812
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	2,965,000	3,502,359
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.468%, 12/1/35[2]	1,887,866	1,731,161
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.733%, 4/1/37[2]	999,925	897,353
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.992%, 11/1/37[2]	2,353,342	2,107,871
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[5]	28,369,335	2,341,108

		91,439,924
Multifamily–1.0%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	3,682,299	3,137,806

13	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Multifamily Continued
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.584%, 6/1/36[2]	$2,222,941	$2,143,643
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	458,676	410,337
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	931,356	732,690
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.046%, 5/1/37[2]	522,126	494,102
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.617%, 3/1/36[2]	4,093,596	3,889,606
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.693%, 3/25/36[2]	2,369,548	2,231,615

		13,039,799
Other–0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	5,115,000	5,872,125
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 69.60%, 10/23/17[5]	316	18
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 0.84%, 10/23/17[6]	468	462

		5,872,605
Residential–3.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. 1A3, 6%, 1/1/37	1,959,946	1,694,128
Series 2007-4, Cl. AM, 5.987%, 2/1/51[2]	3,075,000	3,280,799

14	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.526%, 5/1/36[2]	$920,077	$899,543
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	2,497,180	2,464,184
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.327%, 7/25/36[2]	1,318,202	1,264,150
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.777%, 2/25/33[2]	504,673	457,807
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	941,165	873,835
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	6,108,632	5,521,366
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	1,222,913	1,081,543
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	3,533,053	3,156,702
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	2,361,437	1,837,228
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	4,071,462	3,188,958
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.957%, 2/25/33[2]	2,406	2,383
Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[2]	2,328,591	1,827,028
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	1,358,277	1,175,334
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47[2]	1,476,992	1,454,837

15	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	$1,370,695	$1,326,455
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	2,935,859	2,732,065
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.632%, 12/25/34[2]	1,105,036	1,109,880
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	1,750,658	142,679
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.175%, 1/1/36[2]	659,358	519,692
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	309,198	320,886
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	300,359	217,222
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,544,809	1,098,232
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	647,794	579,226
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	716,197	642,835
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.20%, 5/1/37[2]	1,954,260	1,887,577
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 4.948%, 6/25/37[2]	959,042	803,800
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.744%, 1/1/37[2]	1,267,861	1,096,600

16	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	$2,721,178	$2,576,805
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,138,501	1,212,826
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[2]	2,057,148	2,038,388

		48,484,993

Total Mortgage-Backed Obligations (Cost $835,253,083)		864,678,273
U.S. Government Obligations–3.8%
Federal Home Loan Mortgage Corp. Nts.:
1%, 7/28/17	2,465,000	2,500,309
1.25%, 8/1/19	390,000	391,787
1.25%, 10/2/19[4]	2,195,000	2,188,431
2.375%, 1/13/22	5,830,000	6,130,198
5.25%, 4/18/16	2,650,000	3,094,710
Federal National Mortgage Assn. Nts., 0.875%, 8/28/17-10/26/17	5,746,000	5,782,025
U.S. Treasury Bonds:
7.50%, 11/15/16[9]	7,700,000	9,904,726
STRIPS, 3.862%, 2/15/13[10]	1,520,000	1,519,508
U.S. Treasury Nts.:
1.75%, 5/15/22	905,000	918,222
5.125%, 5/15/16	14,830,000	17,340,675

Total U.S. Government Obligations (Cost $47,427,926)		49,770,591
Corporate Bonds and Notes–43.3%
Consumer Discretionary–7.1%
Auto Components–0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,745,000	2,978,325
Automobiles–0.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,513,490
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	6,819,000	7,729,882

		10,243,372
Diversified Consumer Services–0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	3,267,000	3,626,370

17	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Hotels, Restaurants & Leisure–0.6%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	$1,545,000	$1,662,638
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	5,163,000	5,656,820
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	762,000	933,045

		8,252,503
Household Durables–0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	3,078,000	3,339,630
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	2,781,000	2,847,978
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	971,000	987,728

		7,175,336
Media–2.2%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	1,019,000	1,084,705
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,619,629
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	744,000	800,143
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	2,825,000	3,269,938
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,748,000	1,787,327
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	3,022,000	3,309,090
Historic TW, Inc., 9.125% Debs., 1/15/13	922,000	943,817
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	1,368,000	1,484,280
10% Sr. Unsec. Nts., 7/15/17	2,881,000	3,215,916
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,311,061
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	1,542,000	2,250,418
Time Warner, Inc., 9.15% Debs., 2/1/23	400,000	574,158
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	1,825,000	2,121,345
6.50% Sr. Sec. Nts., 1/15/18	3,389,000	3,727,900

		28,499,727

18	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Multiline Retail–0.6%
Dollar General Corp., 4.125% Nts., 7/15/17	$3,080,000	$3,234,000
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	4,350,000	4,717,392

		7,951,392
Specialty Retail–1.3%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	3,526,000	3,935,129
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	2,994,000	3,413,160
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	3,333,000	3,616,305
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	3,071,000	3,431,843
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	2,606,000	2,884,151

		17,280,588
Textiles, Apparel & Luxury Goods–0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	2,874,000	3,132,660
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	2,633,000	2,988,455

		6,121,115
Consumer Staples–3.3%
Beverages–1.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,549,000	2,599,874
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	3,180,000	3,267,107
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	3,091,000	3,531,468
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	824,000	899,029
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	2,999,000	3,272,401
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	1,324,000	1,549,170

		15,119,049
Food & Staples Retailing–0.4%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	845,000	755,069
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	2,660,000	2,795,711
Safeway, Inc., 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	2,033,000	1,983,330

		5,534,110

19	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Food Products–1.0%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	$2,811,000	$2,969,535
8.50% Sr. Unsec. Nts., 6/15/19	1,956,000	2,481,978
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[1]	1,887,000	2,538,389
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	3,180,000	3,482,100
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	1,598,000	1,681,895

		13,153,897
Tobacco–0.7%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	2,200,000	3,785,549
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	1,831,000	2,215,660
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	2,925,000	3,046,882

		9,048,091
Energy–4.6%
Energy Equipment & Services–1.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	3,457,000	3,912,304
FMC Technologies, Inc., 2% Sr. Unsec. Unsub. Nts., 10/1/17	1,526,000	1,544,014
Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	2,829,000	3,047,119
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	2,633,000	2,867,556
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21	1,380,000	1,480,050
6.625% Sr. Unsec. Nts., 11/15/20	1,330,000	1,423,100
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	2,030,000	2,183,137

		16,457,280
Oil, Gas & Consumable Fuels–3.3%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,155,000	1,422,043
Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[1]	2,907,000	3,038,048
6% Sr. Unsec. Nts., 4/1/42[1]	1,361,000	1,573,720
DCP Midstream LLC, 5.35% Sr. Unsec. Nts., 3/18/20[1]	2,098,000	2,305,945
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	4,444,000	5,295,257
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	2,402,000	2,588,318
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	884,000	982,635
Kinder Morgan Energy Partners LP, 5% Sr. Unsec. Unsub. Nts., 8/15/42	956,000	997,774

20	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	$2,933,000	$3,233,633
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	1,340,000	1,708,732
Phillips 66, 4.30% Unsec. Nts., 4/1/22[1]	2,141,000	2,349,249
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	2,966,000	3,307,090
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	2,768,000	3,004,443
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	3,097,000	3,066,030
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	1,556,000	1,655,161
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21[1]	2,326,000	2,558,295
5% Sr. Unsec. Nts., 11/15/13[1]	2,974,000	3,095,586

		42,181,959
Financials–15.1%
Capital Markets–3.5%
Blackstone Holdings Finance Co. LLC:
4.75% Sr. Unsec. Nts., 2/15/23[1]	898,000	938,435
6.625% Sr. Unsec. Nts., 8/15/19[1]	3,700,000	4,275,768
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	2,839,000	2,863,376
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	2,592,000	2,863,219
6.25% Sr. Nts., 2/1/41	2,816,000	3,273,375
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17[1]	979,000	1,046,908
6.625% Unsec. Sub. Nts., 4/7/21[1]	4,420,000	4,738,501
Morgan Stanley:
5.625% Sr. Unsec. Nts., 9/23/19	7,183,000	7,860,034
6.375% Sr. Unsec. Nts., 7/24/42	2,573,000	2,846,947
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16	2,649,000	2,740,531
6.70% Sr. Unsec. Nts., 3/4/20	271,000	310,329
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	2,977,000	3,286,543
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	3,242,000	3,255,474
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	1,120,000	1,134,776

21	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Capital Markets Continued
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[11]	$3,206,000	$3,189,970

		44,624,186
Commercial Banks–3.1%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	3,088,000	3,101,692
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	5,277,000	5,309,981
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[1]	3,000,000	3,060,000
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	7,850,000	7,761,688
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	2,530,000	2,669,737
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	1,818,000	1,853,404
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[1]	6,354,000	6,380,299
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	3,421,000	3,942,703
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	5,471,000	5,654,372

		39,733,876
Consumer Finance–0.9%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	2,690,000	2,763,663
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	4,468,000	5,778,031
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	2,635,000	2,676,491

		11,218,185
Diversified Financial Services–3.0%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	4,930,000	5,802,600
Citigroup, Inc.:
4.50% Sr. Unsec. Nts., 1/14/22	5,033,000	5,537,996
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	4,928,000	5,806,317
ING Bank NV, 2% Nts., 9/25/15[1]	5,296,000	5,307,736
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[1][1]	9,819,000	11,191,824
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	4,315,000	5,441,495

		39,087,968

22	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Insurance–3.4%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	$1,458,000	$1,479,870
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	1,376,000	1,732,112
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	2,298,000	2,677,869
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	1,534,000	1,794,180
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	1,895,000	2,302,535
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	1,900,000	1,914,250
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	6,060,000	5,961,525
Principal Financial Group, Inc., 4.625% Sr. Unsec. Nts., 9/15/42	1,889,000	1,939,219
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[1]	3,910,000	4,065,098
Prudential Financial, Inc., 5.875% Sub. Nts., 9/15/42	2,370,000	2,438,138
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,11]	6,303,000	6,419,448
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	5,031,000	5,634,192
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,3]	5,581,000	5,929,813

		44,288,249
Real Estate Investment Trusts (REITs)–1.2%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,324,909
7% Sr. Unsec. Nts., 10/15/17	2,465,000	2,937,405
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	2,798,000	2,873,899
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	3,074,000	3,176,948
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	2,147,000	2,307,649
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]	2,683,000	2,957,694

		15,578,504
Health Care–1.7%
Biotechnology–0.7%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	3,031,000	3,202,724
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	3,363,000	3,402,922

23	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Biotechnology Continued
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	$1,585,000	$1,992,797

		8,598,443
Health Care Providers & Services–0.5%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[1]	2,094,000	2,286,361
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	1,440,000	1,977,221
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	2,043,000	2,430,191

		6,693,773
Pharmaceuticals–0.5%
Bristol-Myers Squibb Co., 2% Sr. Unsec. Unsub. Nts., 8/1/22	2,291,000	2,232,996
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	3,358,000	3,576,270
Watson Pharmaceuticals, Inc., 3.25% Sr. Unsec. Nts., 10/1/22[4]	1,143,000	1,160,337

		6,969,603
Industrials–2.9%
Aerospace & Defense–0.4%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	2,130,000	2,220,525
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,933,000	3,171,306

		5,391,831
Commercial Services & Supplies–0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Nts., 8/1/20[1]	3,175,000	3,286,125
Industrial Conglomerates–0.8%
General Electric Capital Corp.:
5.25% Sr. Unsec. Nts., 10/19/12	578,000	579,285
6.375% Unsec. Sub. Bonds, 11/15/67	6,149,000	6,503,797
7.125% Unsec. Sub. Nts., 12/15/49	2,600,000	2,908,805

		9,991,887
Machinery–1.1%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[1]	3,214,000	3,507,278
ITT Corp., 7.375% Unsec. Debs., 11/15/15	2,134,000	2,483,553
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	2,233,000	2,482,855
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	2,240,000	2,348,071

24	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Machinery Continued
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	$2,616,000	$2,936,460

		13,758,217
Professional Services–0.2%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	2,833,000	3,038,393
Road & Rail–0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	1,243,000	1,504,778
Information Technology–1.6%
Communications Equipment–0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	1,294,000	1,451,213
Computers & Peripherals–0.5%
Hewlett-Packard Co.:
4.65% Sr. Unsec. Nts., 12/9/21	2,498,000	2,610,103
4.75% Sr. Unsec. Nts., 6/2/14	2,915,000	3,074,453

		5,684,556
Electronic Equipment, Instruments & Components–0.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,845,122
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	1,196,000	1,299,505

		5,144,627
Internet Software & Services–0.1%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	1,269,000	1,242,321
Office Electronics–0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	2,655,000	2,737,119
Software–0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	3,908,000	4,066,325
Materials–3.1%
Chemicals–0.7%
Agrium, Inc.:
3.15% Sr. Unsec. Nts., 10/1/22[4]	2,591,000	2,615,374
6.125% Sr. Unsec. Nts., 1/15/41	1,491,000	1,881,140
CF Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 5/1/20	2,408,000	3,028,060
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	1,560,000	1,699,313

		9,223,887
Containers & Packaging–0.9%
Crown Americas LLC/Crown Americas Capital Corp. II I, 6.25% Sr. Unsec. Nts., 2/1/21	2,937,000	3,289,440

25	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Containers & Packaging Continued
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	$2,751,000	$3,191,160
Rock-Tenn Co.:
3.50% Sr. Nts., 3/1/20[1]	926,000	946,630
4.90% Sr. Unsec. Nts., 3/1/22[1]	1,064,000	1,155,055
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]	2,552,000	2,871,000

		11,453,285
Metals & Mining–1.1%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	89,000	98,424
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	1,653,000	1,631,319
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	814,000	799,956
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	2,166,000	2,172,918
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	4,948,000	5,583,452
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,485,000	1,618,940
6% Sr. Unsec. Unsub. Nts., 10/15/15	2,552,000	2,844,339
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[1]	52,000	58,817

		14,808,165
Paper & Forest Products–0.4%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	1,333,000	1,632,370
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	2,593,000	3,417,730

		5,050,100
Telecommunication Services–2.2%
Diversified Telecommunication Services–2.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	2,482,000	3,273,490
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,896,000	3,096,724
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	2,430,000	2,599,332
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,863,000	3,249,505
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	4,210,000	4,252,100
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	4,450,000	4,372,125
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	1,690,000	2,288,481

26	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Diversified Telecommunication Services Continued
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	$2,881,000	$3,233,923

		26,365,680
Wireless Telecommunication Services–0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,610,000	1,676,107
Utilities–1.7%
Electric Utilities–1.1%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	4,312,000	4,638,069
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	2,763,000	2,802,052
Oncor Electric Delivery Co. LLC, 4.10% Unsub. Nts., 6/1/22	605,000	643,240
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	4,961,000	5,544,032

		13,627,393
Energy Traders–0.2%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	2,889,000	3,023,393
Multi-Utilities–0.4%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	2,917,000	3,228,226
Nisource Finance Corp., 3.85% Sr. Unsec. Unsub. Nts., 2/15/23	2,190,000	2,302,542

		5,530,768

Total Corporate Bonds and Notes (Cost $522,472,222)		558,472,071

	Shares
Investment Company–17.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[12,13] (Cost $226,857,574)	226,857,574	226,857,574
Total Investments, at Value (Cost $1,749,431,677)	140.9%	1,818,587,250
Liabilities in Excess of Other Assets	(40.9)	(527,746,908)

Net Assets	100.0%	$1,290,840,342

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $169,525,213 or 13.13% of the Fund’s net assets as of September 28, 2012.
2.	Represents the current interest rate for a variable or increasing rate security.

27	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

3.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $12,777,069, which represents 0.99% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97	$170,960	$50,465	$(120,495)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	1,703,335	142,679	(1,560,656)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	2,841,423	3,004,443	163,020
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	1,996,318	2,002,162	5,844
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	1,634,467	1,647,507	13,040
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	5,465,063	5,929,813	464,750

		$13,811,566	$12,777,069	$(1,034,497)

4.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See accompanying Notes.
5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $41,708,405 or 3.23% of the Fund’s net assets as of September 28, 2012.
6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $342,491 or 0.03% of the Fund’s net assets as of September 28, 2012.
7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
9.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,319,773. See accompanying Notes.
10.	Zero coupon bond reflects effective yield on the date of purchase.
11.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

28	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011 [a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	216,745,143	339,153,096	329,040,665	226,857,574

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$226,857,574	$315,397

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

13.	Rate shown is the 7-day yield as of September 28, 2012.

29	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Futures Contracts as of September 28, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds, 20 yr.	Buy	112	12/19/12	$16,730,000	$103,644
U.S. Treasury Nts., 2 yr.	Sell	727	12/31/12	160,326,219	(52,933)
U.S. Treasury Nts., 5 yr.	Sell	500	12/31/12	62,316,407	(276,799)
U.S. Treasury Nts., 10 yr.	Sell	656	12/19/12	87,565,750	(541,038)
U.S. Treasury Ultra Bonds	Buy	329	12/19/12	54,356,969	29,833

					$(737,293)

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

30	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$658,514,034
Sold securities	114,706,934

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$1,703,335
Market Value	$142,679
Market Value as a % of Net Assets	0.01%

31	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not

32	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager,

33	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

34	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$118,808,741	$—	$118,808,741
Mortgage-Backed Obligations	—	864,678,273	—	864,678,273
U.S. Government Obligations	—	49,770,591	—	49,770,591
Corporate Bonds and Notes	—	558,472,071	—	558,472,071
Investment Company	226,857,574	—	—	226,857,574

Total Investments, at Value	226,857,574	1,591,729,676	—	1,818,587,250
Other Financial Instruments:
Futures margins	8,786	—	—	8,786

Total Assets	$226,866,360	$1,591,729,676	$—	$1,818,596,036

Liabilities Table
Other Financial Instruments:
Futures margins	$(149,255)	$—	$—	$(149,255)

Total Liabilities	$(149,255)	$—	$—	$(149,255)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

35	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

36	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net

37	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $88,269,413 and $233,475,120 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

38	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $7,400 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of September 28, 2012, the Fund had no outstanding written or purchased options.

39	Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,749,679,299
Federal tax cost of other investments	(238,384,114)

Total federal tax cost	$1,511,295,185

Gross unrealized appreciation	$76,043,110
Gross unrealized depreciation	(7,872,452)

Net unrealized appreciation	$68,170,658

40	Oppenheimer Core Bond Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012